Prospectus Supplement	October 5, 2016

Putnam Global Industrials Fund
Prospectus dated December 30, 2015

The sub-section Your fund’s management in the section Fund summaries – Putnam Global Industrials Fund is supplemented to reflect that the fund’s portfolio manager is now Daniel Schiff, who joined the fund in October 2016 and is an Analyst.

The following replaces similar disclosure under the sub-section The funds’ investment manager – Portfolio Managers – Global Industrials Fund in the section Who oversees and manages the funds?

Portfolio manager	Joined fund	Employer	Positions over past five years

Putnam Management
Daniel Schiff	2016	2016–Present	Analyst

		Northern Pines Capital	Portfolio Manager and
		2010–2016	Managing Partner

The SAI provides information about Mr. Schiff’s compensation, other accounts managed by Mr. Schiff and Mr. Schiff’s ownership of securities in the fund.

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